Exhibit 10.1

AMENDMENT
TO
SECURITIES PURCHASE AGREEMENT
AND
REGISTRATION RIGHTS AGREEMENT

This Amendment (the “Amendment”), dated as of February 9, 2010, is made to the Securities Purchase Agreement, dated as of January 26, 2010 (the “Purchase Agreement”), between Worldwide Energy and Manufacturing USA, Inc., a Colorado corporation (the “Company”) and the purchasers identified on the signatures pages thereto (the “Holders”), and to the Registration Rights Agreement, dated as of January 26, 2010 (the “Registration Rights Agreement”), between the Company and the Holders.  Terms used as defined terms herein and not otherwise defined shall have the meanings provided therefor in the Purchase Agreement.

WHEREAS, Section 2.1 of the Purchase Agreement provides that the Company shall sell, and the Holders, severally and not jointly, shall purchase, up to an aggregate of $8,000,000 of Shares and Warrant;

WHEREAS, in connection with the transactions contemplated in the Purchase Agreement, Section 2(a) of the Registration Rights Agreement provides that, pursuant to the terms and conditions therein, the Company shall prepare and file with the United States Securities and Exchange Commission (“SEC”) a registration statement covering the resale of all or such maximum portion of the Registrable Securities (as such term is defined in the Registration Rights Agreement) as permitted pursuant to the guidance of the SEC;

WHEREAS, on January 26, 2010, the Company sold, and the Holders, severally and not jointly, purchased, an aggregate of $7,987,227 of Shares and Warrants pursuant to the terms and conditions of the Purchase Agreement;

WHEREAS, clause (d) in the definition of “Exempt Issuance” in Section 1.1 of the Purchase Agreement provides that Exempt Issuance shall include the issuance, with the consent of Ladenburg Thalmann & Co., Inc., of up to an amount of Common Stock and warrants equal to the difference between $8,000,000 and the aggregate Subscription Amounts under the Purchase Agreement on the same terms and conditions and price as under the Purchase Agreement, with investors executing definitive agreements for the purchase of such securities and such transactions having closed on or before January 29, 2010;

WHEREAS, the definition of “Transaction Documents” in Section 1.1 of the Purchase Agreement includes the Purchase Agreement, the Registration Rights Agreement and the other documents entered into or provided in connection with the transactions contemplated in the Purchase Agreement;

WHEREAS, Section 5.5 of the Purchase Agreement provides that no provision of the Purchase Agreement may be modified, supplemented or amended except in a written instrument signed by the Company and the Holders holding at least 67% in interest of the Shares then outstanding;

WHEREAS, Section 6(f) of the Registration Rights Agreement provides that no provision of the Registration Rights Agreement may be modified, supplemented or amended unless such shall be in writing and signed by the Company and the Holders of 67% or more of the then outstanding Registrable Securities (including any Registrable Securities issuable upon exercise of any security); and

WHEREAS, the Company and the Holders signatory hereto (the “Signatory Holders”), which Signatory Holders (a) hold at least 67% in interest of the Shares currently outstanding and (b) hold 67% or more of the then outstanding Registrable Securities, wish (i) to amend Section 2.1 of the Purchase Agreement to increase the aggregate dollar amount of Shares and Warrants that the Company may sell, and the Holders, severally and not jointly, may purchase, pursuant to the Purchase Agreement from $8,000,000 to $9,000,000, (ii) to amend and restate clause (d) in the definition of Exempt Issuance in Section 1.1 of the Purchase Agreement to permit the issuance of up to an amount of Common Stock and warrants equal to the difference between $9,000,000 and the aggregate Subscription Amounts under the Purchase Agreement on the substantially same terms and conditions and at the same prices in transactions having closed on or before February 9, 2010, (iii) to amend the definition of Transaction Documents in Section 1.1 of the Purchase Agreement to include this Amendment and (iv) to amend the definition of Registrable Securities in the Registration Rights Agreement to include the securities issued (and issuable upon exercise of such securities or otherwise) in transactions contemplated by clause (d) in the definition of Exempt Issuance in Section 1.1 of the Purchase Agreement.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.	Amendment to Section 2.1 of Purchase Agreement. Section 2.1 of the Purchase Agreement is hereby amended by deleting the term “$8,000,000” and inserting in its place the term “$9,000,000”.

2.
Amendment and Restatement to Clause (d) in the Definition of Exempt Issuance in Section 1.1 of Purchase Agreement.  Clause (d) in the definition of Exempt Issuance in Section 1.1 of the Purchase Agreement is hereby amended and restated to read in entirety: “(d) with the prior written consent of Ladenburg Thalmann & Co., Inc., up to an amount of Common Stock and warrants equal to the difference between $9,000,000 and the aggregate Subscription Amounts hereunder, on the substantially same terms and conditions and at the same prices as hereunder, with investors executing definitive agreements for the purchase of such securities and such transactions having closed on or before February 9, 2010”.

3.
Amendment to Definition of Transaction Documents in Section 1.1 of the Purchase Agreement.  The definition of Transaction Documents in Section 1.1 of the Purchase Agreement is hereby amended by inserting, immediately following the term “the Funds Escrow Agreement”, as follows: “, the Amendment”.

4.
Amendment to Definition of Registrable Securities in Section 1 of Registration Rights Agreement.  The definition of Registrable Securities in Section 1 of the Registration Rights Agreement is hereby amended by inserting, immediately following the word “foregoing” in clause (d) of such definition, as follows: “and (e) securities issued (and issuable upon exercise of such securities or otherwise) in transactions contemplated by clause (d) in the definition of Exempt Issuance”.

5.	Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Signatory Holders as of the date of this Amendment:

(a) Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into this Amendment and otherwise to carry out its obligations hereunder.  The execution and delivery of this Amendment by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company's stockholders in connection therewith.  This Amendment has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Bring Down.  The Company expressly reaffirms that each of the representations and warranties set forth in the Purchase Agreement (as supplemented or qualified by the disclosures in any disclosure schedule to Purchase Agreement), continues to be true, accurate and complete in all material respects as of the date hereof, and except for any representation and warranty made as of a certain date, in which case such representation and warranty shall be true, accurate and complete as of such date, and the Company hereby remakes and incorporates herein by reference each such representation and warranty as though made on the date of this Amendment.

6.
Fees and Expenses.  At the closing of the Additional Financing, the Company agrees to reimburse Ladenburg Thalmann & Co., Inc. $7,500 for its legal fees and expenses in connection herewith.  “Additional Financing” means the issuance by the Company of Common Stock and warrants pursuant to clause (d) in the definition of Exempt Issuance in Section 1.1 of the Purchase Agreement.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Amendment.

7.
Public Disclosure.  On or before 9:30 am (New York City time) on the first Trading Day immediately following the date hereof, the Company shall file a Current Report on Form 8-K, reasonably acceptable to the Signatory Holders disclosing the material terms of the transactions contemplated hereby and attaching this Amendment as an exhibit thereto.

8.
Effect on Transaction Documents. Except as expressly set forth above, all of the terms and conditions of the Purchase Agreement and the Transaction Documents shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.  Notwithstanding the foregoing, this Amendment shall be deemed for all purposes as an amendment to the Purchase Agreement as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Purchase Agreement, on the one hand, and the terms and provisions of this Amendment, on the other hand, the terms and provisions of this Amendment shall prevail.

9.	Amendments and Waivers. The provisions of this Amendment can be amended or waived in the manner permitted under the Purchase Agreement.

10.
Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

11.
Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

12.
Entire Agreement.  This Amendment contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

By:	/s/
Name
Title

[SIGNATURE PAGE OF HOLDERS FOLLOWS]
[SIGNATURE PAGE OF HOLDERS TO WEMU AMENDMENT]

Name of Holder: _____________________________________________________

Signature of Authorized Signatory of Holder: ______________________________

Name of Authorized Signatory: ___________________________________________

Title of Authorized Signatory: ____________________________________________

[SIGNATURE PAGES CONTINUE]